SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 13, 1996
                         Date of Earliest Event Reported



                                 COMDISCO, INC.
                            (a Delaware Corporation)
                              6111 North River Road
                            Rosemont, Illinois 60018
                            Telephone (708) 698-3000
                          Commission file number 1-7725
                I.R.S. Employer Identification Number 36-2687938








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Item 7. Financial Statements and Exhibits

(c)      Exhibits

         10.01 Fourth Amended and Restated Global Credit Agreement Dated as of December 18, 1995 among Comdisco, Inc., the Subsidiaries of the Company party hereto as Multicurrency Borrowers, the banks party hereto as Banks Nationsbank, N.A., as Bid Agent, Citicorp International, LTD., as Asia Bid Agent and Citibank, N.A., as Administrative Agent

         10.02    Amendment to Credit Agreement dated as of December 20, 1994





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                              COMDISCO, INC.



Date: December 13, 1996                     by:      /s/ David J. Keenan
                                                     -------------------
                                                     David J. Keenan
                                                     Vice President and
                                                     Corporate Controller